UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2005

Kennametal Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

1-5318	25-0900168

(Commission File Number)	(IRS Employer Identification No.)

World Headquarters
1600 Technology Way
P.O. Box 231
Latrobe, Pennsylvania 15650-0231

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (724) 539-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits.
EX-99.1

Item 2.02 Results of Operations and Financial Condition

On January 26, 2005, Kennametal issued a press release announcing financial results for its second quarter ended December 31, 2004.

The press release contains certain non-GAAP financial measures, including gross profit, operating expense, operating income, other (income) / expense, net income and diluted earnings per share in each case excluding special items. The special items include: restructuring charges, Widia integration costs, pension curtailment, gain on Toshiba investment, and charges related to a note receivable. Kennametal management excludes these items in measuring and compensating internal performance to more easily compare the Company’s financial performance period to period. We believe investors should have available the same information that management uses to measure and compensate performance. Kennametal management believes that presentation of these non-GAAP financial measures provides useful information about the results of operations of the Company for the current, past and future periods.

In addition to the items above, the press release also contains free operating cash flow, debt to capital, and adjusted return on invested capital as defined below:

Free Operating Cash Flow

Free operating cash flow is a non-GAAP financial measure and is defined as cash provided by operations (in accordance with GAAP) less capital expenditures plus proceeds from disposals of fixed assets. Free operating cash flow is considered to be an important indicator of Kennametal’s cash generating capability because it better represents cash generated from operations that can be used for strategic initiatives (such as acquisitions), dividends, debt repayment and other investing and financing activities.

Debt to Capital

Debt to equity in accordance with GAAP is defined as total debt divided by shareowners’ equity. Debt to capital is a non-GAAP financial measure and is defined by Kennametal as total debt divided by total shareowners’ equity plus minority interest plus total debt. Management believes that these financial measures provide additional insight into the underlying capital structuring and performance of the Company.

Adjusted Return on Invested Capital

Adjusted Return on Invested Capital is a non-GAAP financial measure and is defined as the previous 12 months net income, adjusted for interest expense and special items, divided by the sum of the previous 12 months average balances of debt, securitized accounts receivable, minority interest and shareowners’ equity. Management believes that this financial measure provides additional insight into the underlying capital structuring and performance of the Company.

A copy of the Company’s earnings announcement is furnished under Exhibit 99.1 attached hereto. Reconciliations of the above non-GAAP financial measures are included in the earnings announcement.

Additionally, during our quarterly teleconference we may use various other non-GAAP financial measures to describe the underlying operating results. Accordingly, we have compiled below certain reconciliations as required by Regulation G.

Primary Working Capital

Primary working capital is a non-GAAP presentation and is defined as accounts receivable, net plus inventories, net minus accounts payable. The most directly comparable GAAP measure is working capital, which is defined as current assets less current liabilities. We believe primary working capital better represents Kennametal’s performance in managing certain assets and liabilities controllable at the business unit level and is used as such for internal performance measurement.

EBIT

EBIT is an acronym for Earnings Before Interest and Taxes and is not a calculation in accordance with GAAP. The most directly comparable GAAP measure is net income. However, we believe that EBIT is widely used as a measure of operating performance and we believe EBIT to be an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBIT for restructuring charges, interest income, and other items.

EBITDA

EBITDA is an acronym for Earnings Before Interest, Taxes, Depreciation and Amortization and is not a calculation in accordance with GAAP. The most directly comparable GAAP measure is net income. However, we believe that EBITDA is widely used as a measure of operating performance and we believe EBITDA to be an important indicator of the Company’s operational strength and performance. Nevertheless, the measure should not be considered in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining liquidity that is calculated in accordance with GAAP. Additionally, Kennametal will adjust EBITDA for restructuring charges, interest income, and other items.

Adjusted Sales

Kennametal adjusted sales as reported under GAAP for specific items including acquisitions and foreign currency translation. Management believes that adjusting the sales as reported under GAAP provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

Adjusted Gross Profit

Kennametal adjusted gross profit as recorded under GAAP for specific items including Widia integration and restructuring charges. Management believes that the adjusted gross profit information is an important indicator of the Company’s underlying operating performance.

Operating Expense Reconciliation

Kennametal adjusted operating expense as reported under GAAP for Widia integration costs and foreign exchange. Management believes that the adjusted operating expense provides additional insight into the underlying operations. Management uses this information in reviewing operating performance and in the determination of compensation.

SUPPLEMENTAL INFORMATION AND RECONCILIATIONS

FINANCIAL HIGHLIGHTS

RECONCILIATION OF PRIMARY WORKING CAPITAL TO GAAP WORKING CAPITAL
(Unaudited)

	December 31,
	2004	2003
Current assets	$845,374	$752,703
Current liabilities	397,921	307,190

Working capital in accordance with GAAP	447,453	445,513

Excluding items:
Cash and cash equivalents	(32,168)	(15,086)
Deferred income taxes	(99,731)	(88,820)
Other current assets	(39,605)	(39,460)

Total excluded current assets	$(171,504)	$(143,366)

Adjusted current assets	673,870	609,337

Short-term debt, including notes payable	(28,888)	(12,872)
Accrued liabilities	(226,568)	(181,755)

Total excluded current liabilities	$(255,456)	$(194,627)

Adjusted current liabilities	142,465	112,563

Primary working capital	$531,405	$496,774

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FINANCIAL HIGHLIGHTS (Continued)

KENNAMETAL INC. EBIT RECONCILIATION (Unaudited)

	Quarter Ended		Six Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
Net income, as reported	$28,181	$10,892	$50,901	$19,656

As % of sales	5.1%	2.4%	4.7%	2.2%

Add back:

Interest	6,121	6,547	12,577	13,147

Taxes	7,277	5,315	20,607	9,767

EBIT	41,579	22,754	84,085	42,570

Additional adjustments:

Minority interest	928	404	1,905	1,099

Restructuring and asset impairment charges (1)	—	3,127	—	6,520

Widia integration	—	—	—	1,559

Pension curtailment	—	1,299	—	1,299

Gain on Toshiba investment	—	(4,397)	—	(4,397)

Note receivable	—	2,000	—	2,000

Interest income	(561)	(439)	(1,250)	(875)

Securitization fees	757	483	1,337	880

Adjusted EBIT	$42,703	$25,231	$86,077	$50,655

Adjusted EBIT as % of sales	7.7%	5.5%	7.9%	5.6%

Depreciation expense	15,507	16,003	30,438	30,884

Intangible amortization	634	486	1,171	956

Adjusted EBITDA	$58,844	$41,720	$117,686	$82,495

(1) Includes charges in cost of goods sold and restructuring expense.

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FINANCIAL HIGHLIGHTS (Continued)

MSSG SEGMENT (Unaudited)

	Quarter Ended		Six Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
Sales, as reported	$336,230	$283,493	$652,100	$554,622

Foreign currency exchange	(13,231)	—	(23,269)	—

Adjusted sales	$322,999	$283,493	$628,831	$554,622

MSSG EBIT (Unaudited)

	Quarter Ended		Six Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
MSSG operating income, as reported	$42,723	$22,684	$81,595	$46,186

As % of sales	12.7%	8.0%	12.5%	8.3%

Other income	384	1,702	733	1,966

EBIT	43,107	24,386	82,328	48,152

Adjustments:

MSSG restructuring (1)	—	1,630	—	5,023
Widia integration	—	—	—	1,511

EBIT, excluding special items	$43,107	$26,016	$82,328	$54,686

As % of sales	12.8%	9.2%	12.6%	9.9%

(1) Includes charges in cost of goods sold and restructuring expense

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FINANCIAL HIGHLIGHTS (Continued)

AMSG SEGMENT (Unaudited)

	Quarter Ended		Six Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
Sales, as reported	$122,327	$94,751	$240,213	$188,382

Foreign currency exchange	(2,766)	—	(4,960)	—

Adjusted sales	$119,561	$94,751	$235,253	$188,382

AMSG SEGMENT (Unaudited)

	Quarter Ended		Six Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
AMSG operating income, as reported	$13,869	$9,407	$28,402	$21,229

As % of sales	11.3%	9.9%	11.8%	11.3%

Other income (expense)	(763)	947	(676)	1,060

EBIT	13,106	10,354	27,726	22,289

Adjustments:

AMSG restructuring (1)	—	1,497	—	1,497

Widia integration	—	—	—	48

EBIT, excluding special items	$13,106	$11,851	$27,726	$23,834

As % of sales	10.7%	12.5%	11.5%	12.7%

(1) Includes charges in cost of goods sold and restructuring expense

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FINANCIAL HIGHLIGHTS (Continued)

J&L SEGMENT (Unaudited)

	Quarter Ended		Six Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
Sales, as reported	$61,338	$50,341	$122,755	$98,480

Foreign currency exchange	(509)	—	(1,188)	—

Adjusted sales	$60,829	$50,341	$121,567	$98,480

J&L EBIT (Unaudited)

	Quarter Ended		Six Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
J&L operating income, as reported	$5,866	$4,306	$11,587	$6,991

As % of sales	9.6%	8.6%	9.4%	7.1%

Other income	14	25	9	25

EBIT	5,880	4,331	11,596	7,016

Adjustments	—	—	—	—

EBIT, excluding special items	$5,880	$4,331	$11,596	$7,016

As % of sales	9.6%	8.6%	9.4%	7.1%

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FINANCIAL HIGHLIGHTS (Continued)

FSS SEGMENT (Unaudited)

	Quarter Ended		Six Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
Sales, as reported	$36,323	$32,193	$72,586	$63,869

Foreign currency exchange	(238)	—	(359)	—

Adjusted sales	$36,085	$32,193	$72,227	$63,869

FSS EBIT (Unaudited)

	Quarter Ended		Six Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
FSS operating income (loss), as reported	$546	$(159)	$666	$(440)

As % of sales	1.5%	-0.5%	0.9%	-0.7%

Other income	—	—	—	2

EBIT	546	(159)	666	(438)

Adjustments	—	—	—	—

EBIT, excluding special items	$546	$(159)	$666	$(438)

As % of sales	1.5%	-0.5%	0.9%	-0.7%

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RECONCILIATION TO GAAP – GROSS PROFIT (Unaudited)

	Quarter Ended				Six Months Ended
	December 31,				December 31,
		As a %		As a %		As a %		As a %
	2004	of Sales	2003	of Sales	2004	of Sales	2003	of Sales
Gross profit	$181,414	32.6%	$147,632	32.0%	$354,809	32.6%	$291,739	32.2%

Widia integration and restructuring charge	—	—	7	0.0%	—	—	2,961	0.3%

Pension curtailment	—	—	779	0.2%	—	—	779	0.1%

Gross profit, excluding special items	$181,414	32.6%	$148,418	32.2%	$354,809	32.6%	$295,479	32.6%

OPERATING EXPENSE RECONCILIATION (Unaudited)

	Quarter Ended		Six Months Ended
	December 31,		December 31,
	2004	2003	2004	2003
Operating expense, as reported	$139,513	$124,723	$270,462	$245,962

Integration costs	—	—	—	(1,448)

Pension curtailment	—	(520)	—	(520)

Note receivable	—	(1,817)	—	(1,817)

Operating expense, excluding special items	139,513	122,386	270,462	242,177

Less:

Unfavorable foreign exchange	4,102	—	7,201	—

Operating expense, excluding special items and foreign exchange	$135,411	$122,386	$263,261	$242,177

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Fiscal 2005 Second Quarter Earnings Announcement

-end-

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.

Date:January 26, 2005	By:	/s/ Timothy A. Hibbard Timothy A. Hibbard Corporate Controller and Chief Accounting Officer